You're a Neighbor, Not a Number Q2 201 9 Investor Presentation Exhibit 99.1

Cautionary Statement Regarding Forward - Looking Statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward - looking statements include, but are not limited to, statements about (i) the Company’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (ii) other statements identified by words such as “expects” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” or words of similar meaning generally intended to identify forward - looking statements. These forward - looking statements are based on the current beliefs and expectations of the Company’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond management’s control. In addition, these forward - looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed or implied in these forward - looking statements because of numerous possible uncertainties. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward - looking statements: (1) adverse governmental or regulatory policies may be enacted; (2) the interest rate environment may compress margins and adversely affect net interest income; (3) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (4) competition from other financial services companies in the Company’s markets could adversely affect operations; (5) a change in the current economic environment could adversely affect credit quality and loan originations; and (6) social and political conditions such as war, political unrest and terrorism or natural disasters could have unpredictable negative effects on our businesses and the economy. Additional factors that could cause actual results to differ materially from those expressed in the forward - looking statements are discussed in the Company’s reports (such as our Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K) filed with the Securities and Exchange Commission and available on the SEC’s website at www.sec.gov. 1

Non - GAAP Financial Measures The accounting and reporting polices of the Company conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, management uses certain non - GAAP measures to supplement the evaluation of the Company’s performance. These measures include core operating income for the consolidated entity, the commercial banking segment, and the mortgage banking segment. Management believes presentations of these non - GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These non - GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP performance measures that may be presented by other companies. Reconciliations of GAAP to non - GAAP disclosures are included as tables at the end of this presentation. 2

Company Overview Assets ($000) 536,534$ Tangible Book Value Per Share ($) 27.46$ LTM Core ROE (1) 11.46% TCE/TA (%) 7.40% Bank Leverage Ratio 9.36% Net Interest Margin 3.78% NPAs/Assets (%) 0.42% Reserves/Non-accrual loans (%) 174.50% Reserves/Loans(%) 0.72% Period Highlights - June 30, 2019 Headquarters: 13319 Midlothian Turnpike Midlothian, VA 23113 Phone: (804) 897-3900 Web Address: www.villagebank.com Nasdaq Ticker: VBFC Chairman: Craig D. Bell President & CEO: Bill Foster Executive VP & CFO: Donnie Kaloski Executive VP, COO & CRO: Jay Hendricks Corporate Data (1) Core ROE is a non - GAAP financial measure. See GAAP to Non - GAAP financial measure reconciliation at the end of this presentation. 3

Our goal is to deliver top quartile l ong t erm returns for shareholders Return on Equity • Indicates how productively we invest shareholder capital • Internal capital generation to support growth • Capacity to pay dividends • Building book value per share • Earning hurdle rate of return EPS Growth • Growing earnings per share and book value per share • Today’s value is net present value of future earnings and cash flow Risk • Risk introduces uncertainty about the true value of assets, quality of earnings, sustainability of earnings and gets reflected in price to book value and price to earnings multiples. • Today’s value is really the net present value of expected future earnings and cash flows. Greater risk and uncertainty gets reflected in higher discount rate. 3 Key Factors That Drive Long Term Shareholder Returns: 4

Factors That Drive Long Term Shareholder Returns Return on Equity • Strategic Goals • Top quartile ROTCE • How We Accomplish This • Defend and expand net interest margin by: • Improving earning assets mix (core loans vs. USDA) • Growing low cost deposits • Improving funding mix (MMA for CD & FHLB) • Managing interest rate risk • Staying disciplined on loan and deposit pricing • Grow commercial banking noninterest income • Profitable and growing mortgage business • Capital efficiency – use leverage in capital structure and productively deploy all capital EPS Growth • Strategic Goals • Sustained organic earnings per share growth in high single digits • How We Accomplish This • Competitively differentiated commercial, consumer and mortgage banking offerings • Excellent execution of sales process • Operating leverage – grow revenues faster than expenses Risk • Strategic Goals • Best quartile earnings volatility • Best quartile asset quality in worst part of cycle • How We Accomplish This • Exceptional, disciplined risk management • Limit exposure to highest risk loan categories (land acquisition & development, construction of “for sale” product, spec construction) • Build diverse sources of revenues and earnings 5

Results Driving Attractive Growth in Stock Price $13.87 $19.00 $26.70 $30.65 $30.45 $32.95 79.33% 109.31% 100.62% 127.82% 117.70% 119.98% 50.00% 70.00% 90.00% 110.00% 130.00% 150.00% 170.00% $- $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 Capital Raise March 27, 2015 YE 2015 YE 2016 YE 2017 YE 2018 Q2 2019 Price Per Share Price Per Share Price to Book Value 23% CAGR 6

ROE has been improving as we replace prior year quarters with stronger earnings (1) Core ROE is a non - GAAP financial measure. See GAAP to Non - GAAP financial measure reconciliation at the end of this presentation. 7.44% 12.56% 9.29% 8.69% 6.52% 9.20% 7.51% 12.86% 11.56% 8.20% 13.19% 11.46% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q2 19 LTM ROE (1) - Consolidated (Commercial + Mortgage Segments) ROE - Consolidated Core ROE - Consolidated 6.58% 10.71% 9.35% 9.64% 5.10% 8.63% 6.65% 11.02% 11.61% 9.14% 11.34% 10.78% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q2 19 LTM ROE (1) - Commercial Banking Segment Only ROE - Commercial Banking Segment Core ROE - Commerical Banking Segment 7

We are defending our Net Interest Margin $4,228 $4,433 $4,488 $4,466 $4,552 3.76% 3.72% 3.73% 3.83% 3.78% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Net Interest Income ($,000) Net Interest Income & Net Interest Margin Net Interest Income Net Interest Margin 8

Loan and Deposit Growth and Yield/Cost $403,350 $415,555 $414,430 $417,810 $419,836 4.90% 4.91% 4.98% 5.18% 5.18% 4.70% 4.90% 5.10% 5.30% $350,000 $370,000 $390,000 $410,000 $430,000 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q 2019 Loan Growth Total loans Yield on Loans $432,983 $436,866 $439,047 $443,400 $446,226 0.62% 0.65% 0.74% 0.82% 0.84% 0.25% 0.45% 0.65% 0.85% 1.05% 1.25% $- $100,000 $200,000 $300,000 $400,000 $500,000 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Deposit Growth Relationship deposits Time deposits Cost of total deposits Noninterest bearing = 29.8% of Deposits 9

Commercial Banking Noninterest Income Trend $588 $609 $537 $775 $796 0.48% 0.47% 0.41% 0.61% 0.61% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $- $200 $400 $600 $800 $1,000 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Commercial Banking Segment - Noninterest income Total noninterest income Noninterest income to average assets Initiatives driving growth : • Commercial banking service charges - adding relationships, adding treasury management capabilities, 2018 repricing initiative • Debit and credit card interchange income growth • SBA guaranteed strip sales Future Opportunities : • Acquire fee generating business (wealth management, insurance, etc.) 10

Commercial Banking Noninterest Expense Trend $4,043 $3,755 $3,887 $4,082 $4,606 $3,846 3.30% 2.91% 2.99% 3.23% 3.54% 2.95% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q2 2019 Core Commercial Banking Segment - Noninterest expense (1) Total noninterest expense Noninterest expense to average assets (1) Q2 2019 Core noninterest expense is a non - GAAP financial measure. See GAAP to Non - GAAP financial measure reconciliation at the end of this presentation. Actions taken to control expense growth : • Wellness initiatives controlling growth in benefits costs • Constant focus on process improvement • Improving data processing costs (purging dormant accounts, etc.) • Absorbing built - in growth capacity Opportunities in 2019 and 2020 : • Branch consolidation in Q4 2019 • Savings on SERP and Stock Compensation after Q2 2019 accelerated vesting 11

Drivers of noninterest expense improvement $43,298 $43,687 $43,905 $44,340 $44,623 $42,500 $43,000 $43,500 $44,000 $44,500 $45,000 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Deposits per branch (1) Q2 2019 Core Efficiency Ratio is a non - GAAP financial measure. See GAAP to Non - GAAP financial measure reconciliation at the end of this presentation. 85.36% 75.43% 76.11% 80.38% 87.67% 73.02% 0.00% 20.00% 40.00% 60.00% 80.00% 100.00% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q2 2019 Core Commercial Banking Segment - Efficiency Ratio (1) $4,771 $5,019 $5,028 $5,258 $5,294 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Commercial Banking Segment assets per employee 12

Mortgage Banking Segment • Run like an independent mortgage company • 100% retail production • Commission only, self sourcing loan officers • Referrals from realtors and builders • A ll loans sold servicing released • Purchase money focused with the ability to opportunistically capture refis • Best - efforts delivery – do not take rate risk • Exceptional execution extends and enhances the Village brand in the eyes of borrowers, realtors, builders, title companies, closing attorneys • Very attractive loan officer value proposition – product, operational support and execution, marketing support • Excellent compliance and audit track record • Leadership team is strong across the board and functioning at a high level • Seeing recruiting successes – new head of secondary, new head of operations, 2 loan officers, loan processors, loan officer assistants. • Actively recruiting additional loan officers in Richmond, Williamsburg and other attractive markets • Increasing introductions from bank client base 13

Credit costs have a material impact on shareholder returns and reveal themselves primarily in a downturn… Source: S&P Global, based on average return on tangible common equity between 2007 and 2018 of publicly traded Southeast Bank s u nder $1 billion in assets. 12.33% 8.52% 7.37% 8.81% 9.12% 10.90% 11.18% 11.62% 10.43% 9.28% 10.02% 10.92% 10.21% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Top Quartile of Southeast Banks ROATCE EPS Pre-Prov EPS 12 Year Avg. 10.48% 6.03% 4.09% 3.57% 1.28% 7.01% 8.61% 8.26% 7.50% 7.97% 7.07% 10.11% 6.86% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Third Quartile of Southeast Banks ROATCE EPS Pre-Prov EPS 12 Year Avg. 14

Our credit strategy is designed with the goal of delivering best quartile asset quality in the worst part of the cycle…

Higher Risk Loans = more provision expense, more capital more earnings volatility

Net Charge-offs for Banks Headquartered in Virginia	22 Year Average	Average 2007-2013	Worst Two Years 2007 - 2013	Q2 2019 Portfolio Mix
1-4 Residential Construction	0.85%	2.69%	17.01%	1.23%
Other Land Acquisition, Development & Construction	0.59%	1.63%	5.84%	6.66%
C&I	0.56%	0.86%	2.33%	10.59%
Other Consumer (excl. Student)	0.67%	0.91%	2.16%	0.53%
Mutlifamily	0.19%	0.38%	1.27%	3.17%
Commercial RE (owner occupied & non-owner occupied)	0.20%	0.33%	1.25%	47.72%
1-4 Residential First Mortgage	0.13%	0.30%	1.07%	14.20%
Home Equity/2nds	0.07%	0.23%	0.72%	7.27%
Gov't Guaranteed (Student, USDA, SBA)				12.37%*

**Gov't Guaranteed loans include some balances also included in other categories*

Source of loss history: S&P Global

Credit metrics continue to compare favorably to our peers as follows:

Credit Metrics			
	Village		Peer Group
Metric	Q2 2019	Q1 2019	Q1 2019(1)
Allowance for Loan and Lease Losses/Nonperforming Loans	174.50%	143.25%	141.79%
Net Charge-offs to Average Loans	(0.02%)	0.02%	0.17%
Nonperforming Loans/Loans (excluding Guaranteed Loans)	0.48%	0.58%	0.80%
Nonperforming Assets/Bank Total Assets (1)	0.42%	0.51%	0.83%

(1) *Nonperforming assets excluding performing troubled debt restructurings.*

(2) *Source - S&P Global data for Banks Headquartered in Virginia < $1 Billion in assets as of March 31, 2019.*

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As we indicated in 2018, we have been rebuilding capital ratios with stronger earnings and slower asset growth Capital Ratio Trends 12.11% 12.22% 12.46% 12.63% 12.44% 9.00% 8.96% 9.15% 9.46% 9.36% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Bank Capital Ratios Total Risk Based Capital Tier 1 Leverage Well Capitalized Total Risk Based Well Capitalized Tier 1 Leverage 6.87% 6.99% 7.21% 7.34% 7.40% 6.60% 6.70% 6.80% 6.90% 7.00% 7.10% 7.20% 7.30% 7.40% 7.50% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 TCE Ratio 16

2019 Opportunities and Challenges • Opportunities • BB&T and STI merger (client disruption and branch divestitures) • Wells Fargo • Atlantic Union and Sonabank strategy changes • SBA guaranty strip sales • Mortgage recruiting • Challenges • Loan and relationship deposit growth has slowed in the broader market • Loan and deposit pricing pressures are squeezing margins at many banks. We are fighting those pressures but are not immune. 17

Why Village Vision, Discipline, Execution – We think and behave like long term investors Market – Strong market position in a very attractive market Opportunity – Excellent opportunity to take m arket share over next 24 months Differentiated – A strong community bank with a successful mortgage company Transparency and Candor – Effective shareholder communications We Deliver Results – A high performing company . Excellent shareholder returns. 18

Reconciliation of Non-GAAP Financial Measures

Reconciliation of Non-GAAP Financial Measures

(Dollars in thousands)

Core Operating Results by Segment	LTM Q2 2019 (Unaudited)	June 30, 2019 (Unaudited)	March 31, 2019 (Unaudited)	December 31, 2018 (Unaudited)	September 30, 2018 (Unaudited)	June 30, 2018 (Unaudited)
Commercial banking GAAP pre-tax earnings	$ 3,982	$ 642	$ 1,095	$ 1,050	$ 1,195	$ 700
Non-core (income) expense items						
Salaries and benefits[1]	760	760	-	-	-	-
Branch write-down	56	-	-	56	-	-
(Gain)/loss on sale of securities	(12)	-	(101)	89	-	-
Other non-core expense[2]	209	12	43	119	35	8
Commercial banking operating income	4,995	1,414	1,037	1,314	1,230	708
Mortgage banking GAAP pre-tax earnings (loss)	272	175	(110)	(6)	213	94
Non-core (income) expense items						
Salaries and benefits[1]	54	54	-	-	-	-
Mortgage banking operating income (loss_	326	229	(110)	(6)	213	94
Core operating income before income tax expense[3]	5,321	1,643	927	1,308	1,443	802
Commercial banking income tax expense	975	305	186	244	240	135
Mortgage banking income tax expense (benefit)	72	48	(22)	(1)	47	20
Core operating net income	$ 4,274	$ 1,290	$ 763	$ 1,065	$ 1,156	$ 647

[1] The Company recognized $814,000 in additional compensation expense during Q2 2019, as a result of the accelerated vesting of restricted stock awards and retirement benefits as disclosed in the Company's Form 8-K filed on June 25, 2019.

[2] Other non-core expense is composed of the write-off of premiums associated with United State Department of Agriculture (USDA) loans, $12,000 during Q1 2019, $8,000 during Q2 2018, $35,000 during Q3 2018, and $96,000 during Q4 2018, and additional audit and tax fees of $23,000 during Q4 2018 and $43,000 during Q1 2019 associated with the transition of our external auditors during 2018.

[3] Income tax expense was adjusted for the non-core items at the corporate tax rate of 21%.

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Reconciliation of Non-GAAP Financial Measures

Core Return on Average Equity	LTM Q2 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
	(Unaudited)	*(Unaudited)*	*(Unaudited)*	*(Unaudited)*	*(Unaudited)*	*(Unaudited)*
Average shareholder's equity	$ 37,287	$ 39,211	$ 37,749	$ 36,545	$ 35,642	$ 34,578
Core operating net income (loss)[1]						
Consolidated	$ 4,273	$ 1,290	$ 763	$ 1,065	$ 1,156	$ 647
Commercial Banking Segment	$ 4,019	$ 1,109	$ 851	$ 1,070	$ 990	$ 573
Mortgage Banking Segment	$ 254	$ 181	$ (88)	$ (5)	$ 166	$ 74
Core Return on Average Equity[2]						
Consolidated	11.46%	13.19%	8.20%	11.56%	12.86%	7.51%
Commercial Banking Segment	10.78%	11.34%	9.14%	11.61%	11.02%	6.65%
Mortgage Banking Segment	0.68%	1.85%	(0.95%)	(0.05%)	1.85%	0.86%

[1] *Derived from Core Operating Results by Segment Table*

[2] *Annualized*

Commerical Banking Segment Core Efficiency Ratio	June 30, 2019 Core	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
	(Unaudited)	*(Unaudited)*	*(Unaudited)*	*(Unaudited)*	*(Unaudited)*	*(Unaudited)*
Revenues						
Net Interest Income	$ 4,464	$ 4,452	$ 4,402	$ 4,399	$ 4,340	$ 4,155
Non-Interest Income[1]	796	796	776	538	610	587
Gain(Loss) AFS	-	-	101	(90)	-	-
Adjusted Revenues	5,260	5,248	5,077	5,027	4,950	4,742
Expenses						
Non-Interest Expense[2]	3,846	4,606	4,082	3,887	3,755	4,043
OREO, net	5	5	1	5	21	(5)
Branch Write-Down	-	-	-	56	-	-
Adjusted Expenses	$ 3,841	$ 4,601	$ 4,081	$ 3,826	$ 3,734	$ 4,048
Efficiency Ratio	73.02%	87.67%	80.38%	76.11%	75.43%	85.36%

[1] *GAAP net interest income was adjusted for the write-off premium of $12,000 associated with USDA loans.*

[2] *Noninterest expense was adjusted for the $760,000 in additional compenstation expenses asscoiated with the accelerated vesting of the Company's restricted stock compensation plans and supplemental executive retirement plan during the quarter.*

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